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                                                                  EXHIBIT 10.1.2



                                    RESTATED
                               TELXON CORPORATION
                             1990 STOCK OPTION PLAN
                        AS AMENDED THROUGH AND EFFECTIVE
                             AS OF JANUARY 18, 2000



         1. PURPOSE OF THE PLAN. The purpose of this Plan is to promote the best interests of the Company and its stockholders by enabling the Company to attract and retain highly qualified personnel through rewarding valued employees with the opportunity, pursuant to Options granted under the Plan, to acquire a proprietary interest in the Company and thereby encourage them to put forth their maximum efforts for the continued success and growth of the Company.

         2. DEFINITIONS. In addition to such other capitalized terms as are defined elsewhere in this Plan, the following terms shall when used in this Plan have the respective meanings set forth below:

               (a) "Act" means the Securities Exchange Act of 1934, as amended from time to time.

               (b) "Authorized Shares" means the maximum aggregate number of shares of Common Stock specified in Section 3(a) as being authorized for issuance and sale under Options granted pursuant to the Plan, subject to adjustment thereof in accordance with Section 12 of the Plan.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

               (e) "Commission" means the United States Securities and Exchange Commission.

               (f) "Committee" means the Committee appointed by the Board in accordance with Paragraph (a) of Section 4 of the Plan, if a Committee is appointed. If, with respect to any individual grant of Options under this Plan, any member or members of the Committee would cause such Committee not to satisfy the disinterested administration requirement of Rule 16b-3, as then applicable to the Company under the Act, or the "outside director" administration requirement of Code
          Section 162(m)(4)(C) and the regulations thereunder, then in such event the Committee shall be comprised of the

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          Committee without such member or members. If no Committee has been appointed, any reference to the "Committee" shall be deemed a reference to the "Board".

               (g) "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

               (h) "Company" means Telxon Corporation, a Delaware corporation.

               (i) "Continuous Employment" means with respect to any Employee, the continued employment of such Employee by the Company or any Subsidiary without interruption or termination after the grant of an Option to such Employee. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board (provided that such leave is for a period of not more than ninety (90) days or re-employment upon the expiration of such leave is mandated by contract or statute) or in the case of transfers between locations of the Company or between the Company, any Subsidiary or any of their respective successors.

               (j) "Employee" means any person, including officers and directors who are also officers, employed by the Company or any Subsidiary. The payment of director's fees by the Company shall not be sufficient to constitute a person as an "Employee" of the Company.

               (k) "Family Member" means (i) the Optionee to whom an Option is granted under the Plan, the spouse or any sibling of the Optionee or any ancestor or lineal descendant (including, but not limited to, adopted and step children) of the Optionee or his or her spouse or sibling(s), (ii) a trust for the exclusive benefit of the Optionee and/or person(s) described in clause (i) of this Section 2(k), or the trustee of such a trust in his, her or its capacity as such, (iii) a partnership, corporation, limited liability company or similar entity the partners, stockholders or other owners of which include only the Optionee and/or person(s) described in clause (i) of this Section 2(k).

               (l) "Non-Profit Organization" means any organization which is exempt from United States income taxes under Section 501(c)(3), (4),
          (5), (6), (7), (8) or (10) of the Code.

               (m) "Option" means a right granted to an Employee pursuant to the Plan to purchase a specified number of shares of Common Stock at a specified price during a specified period and on such other terms and conditions as may be specified pursuant to the Plan. Options may be granted as Tax Qualified Options or as Options which do not qualify as Tax Qualified Options.

               (o) "Option Agreement" means the written agreement evidencing an Option by and between the Company and the Optionee as required by
          Section 14.

               (p) "Optioned Stock" means the Common Stock subject to an Option.


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               (q) "Optionee" means an Employee who receives an Option.

               (r) "Plan" means this 1990 Stock Option Plan, as amended from time to time.

               (s) "Predecessor Plan" means the Company's 1988 Stock Option Plan, as amended.

               (t) "Repricing Transaction" means any grant(s) of Option(s) reasonably related to any prior or potential Option(s), whether by an exchange of existing Options or Options with new terms or the grant of new Options in tandem with previously granted Options that will operate to cancel the previously granted Options upon exercise, which adjusts or amends the exercise price of a previously granted Option, or repricing of previously granted Options or any other grant which would be required to be reported as a repricing under Item 402(i) of Regulation S-K as then in effect under the Act; but excluding any repricing occurring through the operation of the antidilution provisions of Section 12 of the Plan.

               (u) "Rule 16b-3" means Rule 16b-3 promulgated by the Commission under the Act or any similar successor regulation exempting certain transactions involving stock-based compensation arrangements from the liability provisions of Section 16 of the Act, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission.

               (v) "Section 16 Person" means an Employee who is subject to
          Section 16 of the Act, as interpreted by the rules and regulations promulgated by the Commission thereunder, as adopted and amended from time to time, and by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission.

               (w) "Securities Law Requirements" means the Act and the rules and regulations promulgated by the Commission thereunder, as adopted and amended from time to time, including but not limited to Rule 16b-3, and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission, and the requirements of any stock exchange, automated interdealer quotation system or other recognized securities market on which the Common Stock is listed or traded or in which the Common Stock is included, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and other interpretive advice, provided by the representatives of such stock exchange, quotation system or other securities market.

               (x) "Shares" means the Common Stock as adjusted in accordance with Section 12 of the Plan.


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               (y) "Subsidiary" means a corporation of which not less than fifty percent (50%) of the voting shares are owned by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

               (z) "Successor" means the estate of an Optionee or a person who succeeds by will or the laws of descent and distribution, or by a transfer made pursuant to Section 11(a)(1)(B) or 11(a)(1)(C), to an Optionee's right to exercise an Option, including but not limited to a person succeeding by will or the laws of descent and distribution to a prior Successor's right to exercise an Option.

               (aa) "Tax Qualified Option" means an Option which is intended at the time of grant to qualify for special tax treatment under Section 422A or other particular provisions of the Code and the regulations, rulings and procedures promulgated, published or otherwise provided thereunder, as adopted and amended from time to time.

          3.   STOCK SUBJECT TO THE PLAN.

               (a) Number of Shares Issuable. Subject to adjustment in accordance with the provisions of Section 12 of the Plan, the maximum aggregate number of Authorized Shares which may be issued and sold under Options granted pursuant to the Plan is equal to the sum of the following:

                    (i) Pre-1995 Authorized Shares. 2,500,000 shares of Common
               Stock, plus such number of the 1,200,000 shares of Common Stock authorized for issuance and sale under the Predecessor Plan which
               (A) as of the October 18, 1990 date this Plan was originally approved by the stockholders of the Company, were not subject to grants (including conditional grants) of stock options then outstanding under the Predecessor Plan (from and after stockholder approval of this Plan, no further grants shall be made under the Predecessor Plan, but any grants (including conditional grants) of stock options outstanding under the Predecessor Plan at the time of such approval shall continue in full force and effect in accordance with their respective terms) or (B) to the extent grants (including conditional grants) outstanding under the Predecessor Plan as of the date of original stockholder approval of this Plan are not exercised in full, are, as of any subsequent date, (x) issued pursuant to the exercise of a stock option granted under the Predecessor Plan in an amount equal to the number of Shares already owned by the person exercising such stock option which are delivered by such person to the Company in payment of the exercise price and/or related withholding taxes, (y) withheld by the Company, in payment of the withholding taxes with respect to the exercise of a stock option granted under the Predecessor Plan, from the total number of shares with respect to which such option is exercised, or (z) no longer subject to grants under the Predecessor Plan by reason of such grants


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               having expired or lapsed or having been canceled, surrendered, forfeited or otherwise terminated; plus

                    (ii) 1995 Authorized Shares. 850,000 Shares of Common Stock
               (the "1995 Authorized Shares"); and plus

                    (iii) 1997 Authorized Shares. 750,000 Shares of Common Stock
               (the "1997 Authorized Shares").

          The inclusion under this Plan of such shares reserved for issuance and sale under the Predecessor Plan as hereinabove provided shall not be affected by the expiration or other termination of the Predecessor Plan. The Shares issued and sold upon the exercise of Options may be treasury Shares, Shares of original issue or a combination thereof.

               (b) Computation of Shares Available for Grant. For purposes of computing the number of Authorized Shares available from time to time under the Plan for the grant of Options, the number of Shares subject to each Option granted pursuant to the Plan shall be provisionally counted against the Authorized Shares from and after the grant of such Option but only for so long as and to the extent that such Option shall remain outstanding and unexercised. Upon the exercise, in whole or in part, of an Option, the number of Shares issued upon such exercise shall be permanently deducted from the Authorized Shares, provided that no such permanent deduction shall be made, and the provisional deduction against the Authorized Shares shall be reversed, to the extent that the exercise price and/or the withholding taxes with respect to such exercise are paid through the delivery to the Company by the person exercising the Option of Shares already owned by such person and/or through the withholding by the Company of Shares from the total number of Shares with respect to which the Option is exercised. The provisional deduction against the Authorized Shares shall likewise be reversed to the extent of the unexercised portion of an Option upon the expiration, lapse, cancellation, surrender, forfeiture or other termination of such Option. The Shares covered by any such reversal of a provisional deduction against the Authorized Shares shall immediately become available for the granting of new Options under the Plan with respect thereto; provided, however, that any Shares covered by any such reversal which were 1995 Authorized Shares or 1997 Authorized Shares shall be subject to the restrictions set forth in Section 4(c) of the Plan.

          4.   ADMINISTRATION OF THE PLAN.

               (a) Procedure. The Plan shall be administered by the Board or the Board may, in its discretion, appoint a Committee to administer the Plan subject to such terms and conditions as the Board may prescribe; provided that the terms upon which, including the time or times at or within which, and the price or prices at which Shares may be purchased upon the exercise of Options shall be approved or ratified by such action of the Board or a committee duly designated by the Board from its members as may be required by the Delaware General Corporation Law, as amended from time to time. Once appointed, the


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          Committee shall continue to serve until otherwise directed by the
          Board. From time to time the Board may increase the size of the Committee and may appoint additional members thereof, remove members (with or without cause), fill vacancies however caused and remove all members of the Committee and thereafter directly administer the Plan.

               (b) Powers of the Committee. Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion:

                    (i) To determine, upon review of relevant information in accordance with Section 7(b) of the Plan, the "Fair Market Value" (as defined in said Section 7(b)) of the Shares;

                    (ii) To determine the Employees to whom, and the time or
               times at which, Options shall be granted and the number of Shares (up to a maximum of 500,000 Shares with respect to which Options may be granted to any individual in any one fiscal year of the Company) subject to purchase upon exercise of each Option (except as expressly set forth above in this Section 4(b)(ii) and such restrictions thereon as may be imposed by applicable tax laws which will have to be observed if the Committee intends that a particular Option qualify as a Tax Qualified Option, there is no limit on the time following the adoption or approval of this Plan within which Options may be granted under the Plan so long as it remains in effect, on the number of Options which may be granted to any one Employee or on the aggregate number of Shares subject to purchase thereunder);

                    (iii) To determine the terms and provisions of each Option
               (which terms and provisions need not be identical), including, but not limited to, the following;

                         (A) The exercise price per Share, subject to the
                    provisions of Section 7 of the Plan; and

                         (B) Whether Options shall become exercisable over a
                    period of time and when they shall be fully exercisable;

                    (iv) To accelerate the time as of which any Option may be
               exercised;

                    (v) To amend any outstanding Option, subject to the
               provisions of Section 19 of the Plan;

                    (vi) To authorize any person to prepare and execute on
               behalf of the Company any instrument deemed by the Committee to be necessary or advisable to evidence or effectuate the Plan, any Option granted thereunder or any amendment to the Plan or any Option;

                    (vii) To interpret the Plan;


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                    (viii) To prescribe, amend and rescind, if deemed necessary or appropriate, rules and regulations relating to the Plan, to the extent not inconsistent with the Plan; and

                    (ix) To make all other determinations the Committee may deem necessary or advisable in connection with the administration of the Plan.

               (c) Certain Limitations Applicable to Options Granted With Respect to 1995 Authorized Shares and 1997 Authorized Shares. Notwithstanding any other provision of the Plan, neither the Committee nor the Board shall, with respect to any Option granted under the Plan with respect to any 1995 Authorized Shares or 1997 Authorized Shares, provide for an "Option Term" (as defined in Section 6 of the Plan) of greater than eight (8) years from the date of grant thereof or approve any Repricing Transaction.

               (d) Effect of Board and Committee Decisions. All decisions, determinations and actions of the Board and the Committee in connection with the construction, interpretation, administration, application, operation and implementation of the Plan shall be final, conclusive and binding on the Company, its stockholders and Subsidiaries, all Employees and Optionees and the respective legal representatives, heirs, successors and assigns of all of the foregoing and all other Successors or other persons claiming under or through any of them.

               (e) Exculpation and Indemnification. No member of the Board or the Committee, and no Employee or other agent acting on behalf of the Board or the Committee, shall be personally liable for any decision, determination or action made or taken, or failed to be made or taken, with respect to this Plan or any Option granted hereunder, and the Company shall fully protect each such person in respect of any such decision, determination or action and shall indemnify each such person against any and all claims, losses, damages, expenses and liabilities arising from or in connection with any such decision, determination or action.

          5. ELIGIBILITY. Options may be granted only to Employees who, in the sole judgment of the Committee, have contributed or will contribute to the success and growth of the Company. An Employee to whom the Company has previously granted a stock option pursuant to this Plan or otherwise may, if he is otherwise eligible, be granted additional Options.

          The existence of this Plan shall not create in any Employee any right to be granted an Option hereunder, and neither the existence of this Plan nor the granting of any Options to any Employee hereunder shall confer upon such Employee any right with respect to continuation of the employment of such Employee by the Company or any Subsidiary or shall in any way interfere with or limit the right which such Employee, the Company or any Subsidiary may otherwise have to terminate such employment at any time with or without cause. Upon the termination of any Employee's employment with the Company or any Subsidiary, neither the Company nor any Subsidiary shall have any liability or obligation to such Employee under this Plan or any Options granted to such Employee hereunder except to issue the appropriate number of Shares to such


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Employee upon the exercise of any Option granted to such Employee under this
Plan prior to such termination of employment, provided that such exercise is duly and timely made in accordance with the provisions of this Plan and such Option.

          6. TERM OF OPTIONS. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, the term at the end of which each Option shall expire (the "Option Term") shall be ten (10) years (eight (8) years in the case of Options with respect to 1995 Authorized Shares or 1997 Authorized Shares) from the date of grant thereof, provided that the Committee, if it intends that a particular Option qualify as a Tax Qualified Option, will have to observe such restrictions on the term of such Option as may be imposed by the applicable tax laws in order for such Option so to qualify. Each Option shall continue in effect in accordance with its terms notwithstanding that the Plan may be terminated prior to the expiration of the term of such Option.

          7.   EXERCISE PRICE.

               (a) Minimum Price Required. The per Share exercise price for the Shares subject to an Option shall be such price as is determined by the Committee at the time of grant of an Option and reflected in the Option Agreement evidencing the same; provided that in no event shall such exercise price per Share be less than the Fair Market Value per Share as of the day prior to the date of grant of such Option.

               (b) Definition of "Fair Market Value". For all purposes under the Plan, "Fair Market Value" per Share shall be determined by the Committee in its sole discretion; provided that if the Shares are included in the NASDAQ National Market System or listed on a stock exchange on the date as of which the same is to be determined, the Fair Market Value per Share shall be the closing price on such quotation system or exchange which is the principal trading market for the Shares on the date of determination or, if no sale price was reported for the Shares on the date of determination, the closing price on such principal trading market for the last trading day prior to the date of determination for which a sale price was reported; provided further, however, that if the foregoing method of determining Fair Market Value is inconsistent with the then existing tax law requirements with respect to any Option which the Committee intends to qualify as a Tax Qualified Option, then the Fair Market Value per Share shall be determined by the Committee in such manner as is required for such Tax Qualified Option to qualify as such.

          8. WITHHOLDING TAXES. Before a stock certificate evidencing the Shares being acquired through exercise of an Option will be issued to the Optionee or a Successor making such exercise, the Optionee or Successor must pay, or make arrangements acceptable to the Company for the payment of, any and all federal, state and local withholding taxes, whether domestic or foreign, required to be withheld in connection with the exercise of an Option.


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          9.   FORM OF PAYMENT.

               (a) Acceptable Forms of Consideration. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, the following forms of consideration will be accepted in payment of the exercise price for the Shares to be issued upon exercise of an Option and of the taxes required to be withheld in connection with such exercise: (i) cash, (ii) personal check, (iii) bank cashier's check, (iv) already owned Shares (duly endorsed for transfer with signature guaranteed), or (v) any combination of the foregoing. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, Shares withheld from the Shares to be issued upon exercise of the Option, either alone or in any combination with any of the other acceptable forms of consideration recited in this Paragraph (a), will also be an accepted form of consideration for payment of the taxes required to be withheld in connection with the exercise of an Option. In addition to the acceptable forms of consideration hereinabove recited in this Paragraph (a), the Committee may determine in its sole discretion at the time of grant of an Option, and if the Committee so determines, shall provide in the Option Agreement evidencing such Option, that one or both of the following additional forms of consideration will be accepted, either alone or in any combination with any of the other acceptable forms of consideration recited in this Paragraph (a), in payment of the items specified: (vi) in payment of the exercise price for the Shares to be issued upon exercise of the Option, Shares withheld from the Shares to be issued upon such exercise, and/or (vii) in payment of the exercise price for the Shares to be issued upon exercise of an Option and the taxes required to be withheld in connection with such exercise, a commitment for the delivery to the Company of proceeds from the sale, pursuant to a brokerage or similar arrangement approved in advance by the Committee in its sole discretion, of Shares to be issued upon exercise of the Option. The forms of consideration which will be accepted in payment of the exercise price for an Option and related withholding taxes shall be specified in the Option Agreement evidencing such Option, the person or persons entitled to exercise the Option shall be entitled to elect from those so specified the form(s) to be used in effecting payment with respect to a particular exercise; provided that any election by a Section 16 Person to use already owned Shares or have Shares withheld from those issuable upon such exercise shall be effective only if made in accordance with the applicable requirements of Rule 16b-3; and provided further that a commitment for the delivery to the Company of proceeds from the sale, pursuant to a brokerage or similar arrangement, of Shares to be issued upon exercise of an Option will not be accepted from a Section 16 Person if under Securities Law Requirements such a sale would be matched with such exercise to result in "short swing" profit liability under Section 16(b) of the Act on the part of such Section 16 Person with respect to such transaction.

               (b) Withholding Tax Loans. In addition to any one or more of the acceptable forms of consideration recited in Paragraph (a) of this
          Section 9 which the Committee may permit in the Option Agreement to be used for the payment of withholding taxes, the Committee may determine in its discretion at the time of grant of an Option to permit the


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          Optionee (but not any Successor) to, and if the Committee so
          determines, shall provide in the Option Agreement evidencing such Option that such Optionee may borrow from the Company an amount sufficient to pay the taxes required to be withheld in connection with the exercise of such Option by the Optionee, with each such borrowing to be evidenced by a promissory note of the Optionee payable to the order of the Company. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing an Option, each such loan shall be for a term of five (5) years at a rate of interest equal to the Company's then primary domestic commercial lender's prime or base rate as in effect from time to time, with payments of interest on such loan due quarterly and payments toward the principal of such loan due, to the extent of the net proceeds therefrom, within fifteen (15) days after any disposition by the Optionee of any Shares acquired upon exercise of any stock option granted by the Company to the Optionee pursuant to this Plan or otherwise (excluding any disposition of such Shares by gift or to the Company in payment of the exercise price of a stock option granted by the Company to the Optionee pursuant to this Plan or otherwise and/or any related withholding taxes), provided that the entire unpaid principal balance shall be due at the earlier of (i) the expiration of the five (5) year term, or (ii) the termination of the Optionee's Continuous Employment (other than by reason of Optionee's "disability" (as defined in Section 10(d)) or "retirement" (as defined in Section 10(e)).

               (c) Company Withholding of Taxes. If, upon being notified by the Company of the amount of the taxes required to be withheld in connection with an exercise of an Option, the Optionee or a Successor fails promptly to pay, or to make arrangements acceptable to the Company for the payment of such taxes, the Company shall have the right to elect (but shall be under no obligation) to cover such taxes through:

                    (i) withholding Shares from those issuable upon such
               exercise, provided that any such election so to withhold Shares with respect to the exercise of an Option by a Section 16 Person shall be effective only if made in accordance with the applicable requirements of Rule 16b-3; and/or

                    (ii) deducting such taxes from any amounts payable in cash to the Optionee or the Successor by the Company for any reason as of the time of such exercise or any time thereafter.

               (d) Valuation of Shares Delivered or Withheld. Where already owned Shares, or Shares withheld from those issuable upon such exercise, are used in payment of the exercise price and/or related withholding taxes, such Shares shall be valued at Fair Market Value as of the day immediately preceding the date of exercise and (ii) with respect to the payment of withholding taxes, at Fair Market Value as of the day immediately preceding the date tax withholding is required to be made.

               (e) Certification of Already Owned Shares. Already owned Shares which were acquired through a previous exercise of a stock option granted pursuant to this Plan or otherwise may be used in payment of the exercise price of an Option and/or related


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          withholding taxes only if the previous exercise through which such
          Shares were acquired was made as of a date not less than six (6) months prior to the date of the exercise of the Option in connection with which such Shares are being tendered as payment. A tender of already owned Shares in payment of the exercise price of an Option and/or related withholding taxes will not be accepted by the Company unless accompanied by a written statement signed by the person or persons entitled to exercise such Option certifying that either (i) the Shares tendered in payment were acquired other than through the exercise of a stock option granted by the Company or (ii) the Shares tendered in payment were acquired through the exercise, on such date(s) as shall be recited in such statement (which date(s) shall be not less than six (6) months prior to the date of tender), of stock option(s) granted by the Company.

               (f) Delivery of Already Owned Shares. Where the person exercising an Option elects to use already owned Shares in full or partial payment of the exercise price and/or related withholding taxes, the Committee may, in its sole discretion, accept, in lieu of physical delivery of the stock certificates evidencing such Shares, such constructive delivery of such Shares as may be satisfactory to the Committee.

          10.  METHOD OF EXERCISE.

               (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as permitted under the Plan. An Option may not be exercised for a fraction of a Share. In order to exercise an Option, the person or persons entitled to exercise it shall deliver to the Company written notice of the number of Shares with respect to which the Option is being exercised, accompanied by payment in full of the aggregate price for the Shares so to be acquired. To constitute an effective exercise of an Option, such notice and payment shall be addressed to the attention of the Treasurer of the Company and must be received at the principal executive office of the Company (i) with respect to an Option that is terminated for "Misconduct" (as defined below) pursuant to Paragraph
          (b) of this Section 10 or for "Prohibited Conduct" (as defined in Section 16(a)) pursuant to Section 16(a), prior to the time of the occurrence of the event constituting such Misconduct or Prohibited Conduct or (ii) with respect to any other Option, by 5:00 p.m., local time, on the date of expiration or termination of the Option. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends nor any other rights as a stockholder shall exist with respect to the Optioned Stock notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12.

               Exercise of an Option shall result in a decrease in the number of Shares which thereafter shall be available for sale under such Option by the number of Shares as to which the Option is exercised, including any Shares withheld from the Shares to be issued pursuant to such exercise to cover the exercise price and/or related withholding taxes.

               (b) Termination of Employment. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, upon the termination of an Optionee's Continuous Employment (other than by reason of the Optionee's death, disability or retirement), the Optionee or any Successor entitled to exercise an Option may exercise the Option (to the extent that the Option was entitled to be exercised at the time of such termination of employment) until the earlier of
          (i) the date thirty (30) days (or such longer period of time as is determined by the Committee in its sole discretion at the time of such termination of employment, provided that if the Committee intends that a particular Option continue to qualify as a Tax Qualified Option, the Committee will have to observe such restrictions as may be imposed by applicable tax laws on the post-termination period within which a Tax Qualified Option may be exercised if it wishes to ensure that any post-termination exercise of such Option is made only within the period permitted by such laws) after the effective date of the termination of the Optionee's employment or (ii) the expiration date of such Option, and the Option shall terminate on the earlier of such dates; provided, however, that if the Optionee is terminated by the Company for Misconduct, then such Option shall terminate effective as of the time of the conduct constituting such Misconduct. As used in this Plan, "Misconduct" means that the Optionee has engaged in Prohibited Conduct, committed an act of embezzlement, fraud or theft with respect to the property or business of the Company or a Subsidiary or deliberately disregarded the rules of the Company or a Subsidiary in such a manner as to cause material loss, damage or injury to or otherwise endanger the property, reputation, employees or business prospects of the Company or a Subsidiary. The Committee shall determine whether an Optionee's employment was terminated by reason of Misconduct. In making such determination, the Committee may, but shall not be required to, give the Optionee an opportunity to be heard and to present evidence on his behalf.

               (c) Death of Optionee. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, upon the death of an Optionee:

                    (i) who is at the time of his death in the employ of the
               Company or a Subsidiary and who shall have been in Continuous Employment since the date of grant of the Option, the Option may be exercised (to the extent the Option would have been entitled to be exercised had the Optionee continued living and terminated employment six (6) months after the date of death) by a Successor until the earlier of (A) the date six (6) months (or, if the Committee intends that a particular Option qualify as a Tax Qualified Option, such lesser period of time within which the applicable tax laws may require that the Option be exercised in order for such Option so to qualify) following the date of the Optionee's death or (B) the expiration date of such Option, and the Option shall terminate on the earlier of such dates; or

                    (ii) within one (1) month after the termination of
               Continuous Employment other than termination by the Company or a Subsidiary for Misconduct or due to disability, the Option may be exercised (to the extent the Option was entitled to be exercised at the date of termination of Continuous Employment) by a Successor until the earlier of (A) the date six (6) months following the date of the Optionee's death (or, if the Committee intends that a particular Option qualify as a Tax Qualified Option, such lesser period of time within which the applicable tax laws may require that the Option be exercised in order for such Option so to qualify) or (B) the expiration date of such Option, and the Option shall terminate on the earlier of such dates.

               (d) Disability of Optionee. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, if an Optionee's Continuous Employment terminates due to optionee having become permanently and totally disabled within the meaning of Section 23(e)(3) of the Code ("disability"), the Option may be exercised (to the extent the Option was entitled to be exercised as of the effective date of the termination of Optionee's employment by reason of such disability) until the earlier of (i) the date one (1) year after the effective date of such termination of employment or (ii) the expiration date of such Option, and the Option shall terminate on the earlier of such dates.

               (e) Retirement of Optionee. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, if an Optionee's Continuous Employment terminates by reason of (A) his retirement at any age entitling him to benefits under the provisions of any retirement plan of the Company or any Subsidiary in which such Optionee participates; or (B) retirement at any time after attaining age 65 (whichever circumstance is applicable constituting "retirement"), the Option may be exercised (to the extent the Option shall be entitled to be exercised as of the effective date of the termination of the Optionee's employment by reason of such retirement) until the earlier of (i) the date three (3) months after the effective date of the termination of his employment or (ii) the expiration date of such Option, and the Option shall terminate on the earlier of such dates.

          11.  LIMITED TRANSFERABILITY OF OPTIONS.

               (a) Options granted under the Plan and any rights and privileges appertaining thereto (1) may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Optionee other than (A) by will or the laws of descent and distribution, (B) pursuant to a "qualified domestic relations order" as defined in Code
          Section 414(p)(1)(B) and satisfying the requirements of Code Section 414(p)(1)(A), or (C) with the consent of the Committee in the exercise of its discretion, to (x) a Family Member, (y) a Non-Profit Organization, or (z) a charitable trust, and (2) shall not be subject to execution, attachment or similar process. Transfers pursuant to clauses (1)(C)(x) may be approved by the Committee if made by gift or other transfer without the payment of any cash or other economic consideration by the transferee to the transferor or by sale or other transfer for cash or other economic consideration or otherwise, whereas transfers pursuant to clauses (1)(C)(y) and (1)(C)(z) may be approved by the Committee only if made without the payment of any cash or other economic consideration by the transferee. A transfer of an Option pursuant to one of the foregoing clauses (1)(A)-(C) may relate to all or any part of the Shares (but must be for whole Shares) which then continue to be subject to such Option.

                    (i) Written evidence of a transfer made pursuant to clauses
               (1)(A) or (1)(B), accompanied by the transferring Optionee's original copy of the Grant Agreement evidencing the transferred Option, shall be promptly provided to the Company upon the entry of the court order effecting, or other judicial authorization or direction of, such transfer. Upon the Committee's receipt of the foregoing, the Company shall cancel the original Option Agreement and re-issue a replacement Option Agreement to the transferee for the Option or portion thereof so transferred and to the transferring Optionee for any balance of the Option he or she retains without transfer.

                    (ii) Where an Optionee desires to make a transfer pursuant to clause (1)(C), the Optionee shall, prior to making of such transfer. provide written notice to the Committee of the proposed transfer, which notice shall identify the proposed transferee by name, demonstrate that the proposed transferee is within one of the classes of transferees permitted by such clause, describe in reasonable detail the terms of the proposed transfer and demonstrate that the transfer will comply with the applicable requirements of Section 15. Any transfer pursuant to clause
               (1)(C) shall otherwise be in form and substance reasonably acceptable to Committee; without limiting the generality of the foregoing, the Committee may condition its approval of such a transfer upon the transferor paying, or making other arrangements satisfactory to the Committee for the payment of, all withholding taxes, if any, which may required to be withheld in connection with the transfer. Upon the Committee's receipt and approval of the foregoing with respect to a proposed clause (1)(C) transfer, the Committee shall notify the Optionee proposing such transfer in writing of its approval of the transfer. Following receipt of such Committee approval, the Optionee shall be entitled to proceed with the transfer and shall provide the Company written notice of the consummation thereof. Upon the receipt of such consummation notice, the Company shall cancel the original Option Agreement and re-issue a replacement Option Agreement to the transferee for the Option or portion thereof so transferred and to the transferring Optionee for any balance of the Option he or she retains without transfer.

               (b) Upon the transfer of an Option or portion thereof in accordance with Section 11(a), the transferee shall succeed to, and be entitled to exercise, all of the rights and privileges of the transferring Optionee with respect to the Option or portion thereof so transferred, provided that the transferred Option in the hands of the transferee shall continue to be subject to all of the terms, conditions and restrictions under the Plan and the Option Agreement with respect to such Option which would be applicable to the

          Option were it still held by the Optionee to whom it was originally granted, including, without limitation, any requirement for the continued exercisability or other effectiveness of the Option based upon the life, employment or other status of the original Optionee and the payment of, or the making of arrangements acceptable to the Company for the payment of, any and all withholding taxes required to be withheld in connection with the exercise of the Option, whether such taxes are ultimately to be paid by the original Optionee (or in the event of his or her death prior to exercise by the transferee, his or her estate) or the transferee. Any transferee succeeding to an Option, whether by direct transfer from the original Optionee or, as permitted by Section 11(c), through further intervening transfers, shall also be subject to such restrictions on the exercise thereof as may be applicable to such transferee as a matter of law which would have applied to the Option were it still held by the original Optionee, such as, by way of example and not of limitation, restrictions on the exercise of an Option following a hardship withdrawal by the original Optionee from the Company's 401(k) plan.

               (c) A Family Member succeeding to an Option pursuant to Section 11(a)(1)(A) or Section 11(a)(1)(C)(x) may make further transfers of the Option or any portion thereof pursuant to Section 11(a)(1)(A) or, provided that the eligibility of the further transferee to received the transfer shall continue to be determined with reference to the original Optionee, pursuant to Section 11(a)(1)(C). However, a transferee of an Option pursuant to Section 11(a)(1)(A), 11(a)(1)(B), 11(a)(1)(C)(y) or 11(a)(1)(C)(z) shall not be entitled to make any further transfer of the Option, except that the rights of a transferee pursuant to Section 11(a)(1)(A) or 11(a)(1)(B) may be transferred, by will or the laws of descent and distribution. The rights of any further transferee permitted by this Section 11(c) shall, as in the case of each prior transferee as provided in Section 11(b), be subject to all of the terms, conditions and restrictions under the Plan and the Option Agreement with respect to such Option which would be applicable to the Option were it still held by the original Optionee.

               (d) The restrictions on transferability set forth in Section 11(a) shall not be construed to limit the ability of an Optionee or Successor to elect to pay all or any portion of the exercise price using the form of consideration described with respect to clauses (vi) and (vii) of Section 9(a).

               (e)  Notwithstanding anything in the foregoing provisions of this
          Section 11 to contrary effect, no transferee succeeding to an Option shall be entitled to exercise the transferred option unless there shall be in effect a registration statement on an appropriate form or other filing covering the shares to be acquired through such exercise as required from time to time under applicable Securities Law Requirements and any other applicable provisions of law, including without limitation, state "blue sky" laws and foreign (national and provincial) securities laws and the rules and regulations promulgated under any of such laws, or such transferee establishes, to the satisfaction of counsel for the Company, that there is an applicable exemption from such Securities Law Requirements and other applicable laws.

          12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

               (a) Adjustments, in general. Subject to the provisions of Paragraph (b) of this Section 12 and to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which due to the expiration, lapse, cancellation, surrender, forfeiture or other termination of a stock option under this Plan or the Predecessor Plan are again available for grant, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Shares or any other increase or decrease in the aggregate number of issued and outstanding Shares effected without receipt of consideration by the Company; provided, however, that the issuance of Shares pursuant to the conversion or exchange of any securities of the Company convertible into or exchangeable for Shares shall not be deemed to have been "effected without receipt of consideration." Any fractional Shares which would otherwise result from any such adjustments shall be eliminated either by deleting all fractional Shares or by appropriate rounding to the next higher (fractions of one-half or more) or lower (fractions of less than one-half) whole Share. All such adjustments shall be made by the Board in its sole discretion. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares subject to an Option.

               In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee or a Successor the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise then be exercisable.

               Subject to the provisions of Paragraph (b) of this Section 12, in the event of a sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board, in the exercise of its sole discretion, determines that, in lieu of such assumption or substitution, the Optionee or a Successor shall have the right to exercise the Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise then be exercisable. If in the event of a merger, consolidation or sale of assets the Board makes an Option fully exercisable in lieu of assumption or substitution, the Company shall notify the Optionee or Successor entitled to exercise the Option that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

               (b) Special Adjustments upon Change in Control. In the event of a "Change in Control" of the Company (as defined in Paragraph (c) of this Section 12), unless otherwise determined by the Board in its sole discretion prior to the occurrence of such Change in Control, the following acceleration and valuation provisions shall apply:

                    (i) Any Options outstanding as of the date of such Change in Control that are not yet fully vested on such date shall become fully vested; and

                    (ii) The value of all outstanding Options, measured by the excess of the "Change in Control Price" (as defined in Paragraph
               (d) of this Section 12) over the exercise price, shall be cashed out. The cash out proceeds shall be paid to the Optionee or the Successor entitled to exercise the Option.

               (c)  Definition of "Change in Control". For purposes of this
          Section 12, a "Change in Control" means the happening of any of the following:

                    (i) When any "person," as such term is used in Sections
               13(d) and 14(d) of the Act (other than the Company, a Subsidiary or a Company or Subsidiary employee benefit plan, including any trustee of such a plan acting as trustee) becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated by the Commission under the Act, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                    (ii) The consummation of a transaction requiring stockholder approval and involving the sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with or into another corporation.

               (d) Definition of "Change in Control Price". For purposes of this Section 12, "Change in Control Price" shall be, as determined by the Board, (i) the highest closing sale price of a Share, as reported by the NASDAQ National Market, any stock exchange on which the Shares are listed or any other recognized securities market on which the Shares are traded, at any time within the sixty (60) day period immediately preceding the date of the Change in Control (the "Sixty-Day Period"), or (ii) the highest price paid or offered, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control, at any time within the Sixty-Day Period.

          13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of such determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

          14. OPTION AGREEMENTS. As a condition to the effectiveness of each grant of an Option under this Plan, the Optionee shall enter into a written Option Agreement in such form as may be authorized by the Committee from time to time. Subject to the provisions of Section 20(a), each such Option Agreement shall contain such provisions as are required by the terms of this Plan and may contain such additional provisions not inconsistent with the terms of this Plan as the Committee in its sole discretion may from time to time authorize. Each Option Agreement evidencing an Option granted to a Section 16 Person shall also provide for such minimum waiting period from the date of grant before the Option may be exercised, and such minimum holding period from the date of the acquisition of Shares upon exercise of an Option for which such Shares must be held before making any disposition of such Shares, as may be required by Rule 16b-3.

          15.  CONDITIONS UPON ISSUANCE OF SHARES AND TRANSFERS OF OPTIONS.

          Notwithstanding anything express or implied to the contrary in the Plan or any Option Agreement made hereunder:

               (a) No Shares shall be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto, nor shall the transfer of an Option be effective under Section 11 unless the same, shall comply with all applicable Securities Law Requirements and all other applicable provisions of law, including without limitation, any applicable state "blue sky" laws and foreign (national and provincial) securities laws and the rules and regulations promulgated under any of such laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option or the issuance of Shares upon exercise of an Option, or to the transfer of an Option under Section 11, the Company may require the person exercising such Option to make such representations and warranties to the Company as may be required, in the opinion of counsel for the Company, by any of the aforementioned Securities Law Requirements and other laws, which may include, without limitation, representations and warranties that the Shares which are being or may be purchased thereunder are being or will be acquired only for investment and without any present intention to sell or distribute such Shares.

               (b) The Company shall not have any liability to any Optionee or Successor in respect of any delay in the sale or issuance of Shares, or the transfer of an Option, hereunder until the Company is able to effect any registration or other qualification or obtain such other approval or authority from any governmental authority (domestic or foreign) or self-regulatory organization having jurisdiction thereover, which registration, qualification, approval or authority is deemed by the Company's counsel to be necessary to the lawful sale, issuance or transfer of such Shares or Option, as the case may be, or in respect of any failure to sell or issue such Shares, or to effect any such Option transfer, as to which the Company is unable to obtain such requisite registration, qualification, approval or authority.

               (c) The Company may, in its discretion, but shall be under no obligation to, effect or obtain any registration or other qualification or approval of any Option granted or transferred hereunder, or of any Shares issuable upon the exercise thereof, under any applicable Securities Law Requirements or any other applicable provisions of law, including without limitation, any applicable state "blue sky" laws and foreign (national and provincial) securities laws and the rules and regulations promulgated under any of such laws, and in the event any such registration, qualification or approval is not effected or obtained, such Option or Shares, as the case may be, shall be subject to such transfer and/or other restrictions (including, if so provided by such laws, rules and regulations, the prohibition of a particular transaction) as may be imposed by such laws, rules and regulations under such circumstances. By way of illustrating, but without limiting the generality of, the foregoing provisions of this
          Section 15(c), as of the time of the January 18, 2000 amendments to the Plan, the Shares issuable upon the exercise of an Option by an Employee were covered by an effective registration statement which the Company had prior to that date elected to file (consistent with the discretion recognized in this Section 15(c)) with the Commission on Form S-8 and would be freely tradable (subject to the filing of a Form 144 and other applicable requirement of Rule 144 as then promulgated by the Commission to the extent applicable to the Employee at the time of any trade) by the Employee, but until the Company were to file (as of the date of such amendments, the Company has not yet filed and may be delayed in doing so until it is eligible to file) with the Commission a registration statement with respect thereto pursuant recent amendments to Form S-8, or were to elect to register under another available Form, the Shares issuable to the transferee of an Option under Section 11 would not upon his or her exercise thereof be able to dispose of such Shares on the public securities markets for such period as may be required by Rule 144 in the absence of an applicable Form S-8 or other registration statement. In the absence of such an effective registration, the Company may condition the transfer of an Option upon its receipt of a written acknowledgment from the transferee that the Option and the Shares issuable thereunder are subject to such transfer and/or other restrictions and require the Option Agreement evidencing such Option and the Shares so issued, as the case may be, shall bear such legends or include other appropriate provisions referencing such restrictions as the Company may reasonably require.

          16.  FOREFEITURE OF OPTIONS AND REALIZED BENEFITS.

               (a) Loss of Unexercised Options. If an Optionee holding an outstanding Option, without the written consent of the Company as authorized by the Committee in its sole discretion, engages in any of the following conduct (any such conduct being referred to as "Prohibited Conduct") at any time during the period beginning on the date the Optionee first entered the employ of the Company or a Subsidiary and continuing for so long as any portion of such Option remains outstanding and unexercised (the "Grant Period"):

                    (i) rendering services for any organization or engaging
               directly or indirectly in any business which, in the sole judgment of the Committee, is or becomes competitive with the Company or a Subsidiary, or where such rendering of services or engaging in business, in the sole judgment of the Committee, is or becomes otherwise prejudicial to or in conflict with the interests of the Company or a Subsidiary; provided that the ownership of a not more than ten percent (10%) equity interest in any organization or business whose equity is listed on a recognized securities exchange or traded over-the-counter shall not constitute Prohibited Conduct within the meaning of this Subparagraph (i);

                    (ii) disclosing to anyone outside the Company or any
               Subsidiary, or use in other than the business of the Company or any Subsidiary, any confidential or proprietary information relating to the business of the Company or any Subsidiary, acquired by the Optionee either during or after employment with the Company or a Subsidiary;

                    (iii) except as may otherwise be permitted by any agreement otherwise made by the Company or a Subsidiary with the Optionee, failing to disclose fully and promptly in writing and assign to the Company or to the Subsidiary by which the Optionee is or was employed all right, title and interest in any discovery, invention, process, method, improvement or idea, whether or not patentable or subject to copyright protection and whether or not reduced to tangible form or reduced to practice, made or conceived by such person during employment by the Company or such Subsidiary, relating in any manner to the actual or contemplated business, research or development work of the Company or such Subsidiary or to do anything reasonably necessary to enable the Company or such Subsidiary to secure a patent, copyright or similar protection in the United States of America and/or in foreign countries as the Company or such Subsidiary may elect; or

                    (iv) inducing or attempting to induce any customer or
               supplier of the Company or a Subsidiary to breach any contract with the Company or a Subsidiary or otherwise terminate its relationship with the Company or a Subsidiary;

          then the Committee shall have the right, upon determining that the Optionee has engaged in any Prohibited Conduct at any time during the Grant Period (in making such determination, the Committee may, but shall not be required to, give the Optionee an opportunity to be heard and to present evidence on his behalf), to declare the Option forfeited and canceled effective as of the time of the conduct constituting such Prohibited Conduct.

               (b) Certification upon Exercise. Each time an Option is exercised, the Optionee or Successor exercising the Option shall be deemed to certify to the Company that the Optionee did not, without the written consent of the Company as authorized by the Committee in its sole discretion, engage in any Prohibited Conduct at any time during the period beginning on the date the Optionee first entered the employ of the Company or a Subsidiary and ending on the date of such exercise (the "Pre-Exercise Period").

               (c) Loss of Realized Benefits. In the event that the Committee determines with respect to a particular exercise of an Option that the Optionee engaged in any Prohibited Conduct at any time during the Pre-Exercise Period or within one (1) year after such exercise (in making such determination, the Committee may, but shall not be required to, give the Optionee an opportunity to be heard and to present evidence on his behalf), such Optionee shall be liable to the Company (i) to the extent such Optionee or a Successor has, prior to his receipt of the "Forfeiture Notice" (as defined below), disposed of the Shares acquired through such exercise, for payment to the Company of an amount in cash equal to the excess of (A) the net cash proceeds from such disposition (or if such Shares were disposed of other than for cash, the aggregate Fair Market Value of such Shares as of the date of disposition) over (B) that portion of the sum of the cash and the aggregate Fair Market Value as of the exercise date of any already owned Shares used by the Optionee or Successor to pay the exercise price for such Shares (such sum being referred to as the "Exercise Payment") which is allocable to the Shares disposed of in the proportion that such number of Shares bears to the total number of Shares issued pursuant to such Option exercise and (ii) to the extent such Optionee or Successor still owns at the time he receives the Forfeiture Notice the Shares acquired through such exercise, at the option of the Committee, either (A) for the return of such Shares to the Company in exchange for a cash refund from the Company to such Optionee or Successor in an amount equal to that portion of the Exercise Payment which is allocable to the Shares still owned in the proportion that such number of Shares bears to the total number of Shares issued pursuant to such Option exercise (such portion being referred to as the "Retained Shares Exercise Payment") or (B) for payment to the Company of an amount in cash equal to the excess of the aggregate Fair Market Value as of the exercise date of the Shares still owned over the Retained Shares Exercise Payment. To enforce such liability against an Optionee or Successor, the Committee shall notify the Optionee or Successor thereof in writing within three (3) years of the date of the affected Option exercise, which notice (the "Forfeiture Notice") shall include a statement of the form of payment which the Committee has elected to receive from the Optionee or Successor with respect to Shares still owned by the Optionee or Successor. Within ten (10) days after receiving the Forfeiture Notice, the Optionee or Successor shall make full payment of such liability to the Company in cash, or to the extent such Optionee or Successor still owns Shares acquired through the affected exercise and the Committee elects in the Forfeiture Notice to receive such Shares, stock certificates evidencing such Shares still owned by the Optionee or Successor(duly endorsed for transfer with signature guaranteed). In the event that the Committee elects to receive, and the Optionee or Successor returns, Shares, the Company shall make the refund payment required to be made to the Optionee or Successor with respect to such Shares upon the Company's receipt of such Shares as hereinabove required.


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

               (d)  Cumulative Rights. The obligation of an Optionee under this
          Section 16 to refrain from Prohibited Conduct is in addition to, and does not in any way supersede or diminish, any other obligation of such Optionee with respect to such matters which such Optionee may owe to the Company, any Subsidiary or any other person under any agreement, applicable law or otherwise (a "Similar Obligation"). Any action taken by the Company or the Committee to enforce, compromise, settle or waive the provisions of this Section 16 with respect to any particular event constituting Prohibited Conduct shall not in any way affect the rights of the Company, the Committee, any Subsidiary or any person against an Optionee with respect to any other event constituting Prohibited Conduct or any Similar Obligation, nor shall any action taken or failed to be taken by the Company, any Subsidiary or any other person against an Optionee to enforce, compromise, settle or waive any Similar Obligation have any effect on the rights of the Company and the Committee under this Section 16.

          17. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. EFFECTIVENESS OF PLAN. This Plan was adopted by the Board on, and shall be effective as of, August 27, 1990, subject to the approval hereof by the vote of the Company's stockholders required therefor by the Delaware General Corporation Law and applicable Securities Law Requirements within one (1) year of the date of adoption by the Board, which approval was obtained at the Annual Meeting of such stockholders held October 18, 1990. The Board has subsequently approved increases in the number of Authorized Shares and, with respect to the increases by the 1995 Authorized Shares and the 1997 Authorized Shares, certain related amendments to this Plan subject to and which received such required approval of the Company's stockholders at the Annual Meetings thereof held August 19, 1992, August 19, 1994, August 31, 1995 and September 10, 1997. On January 18, 2000, the Plan was further amended by the Board as to matters not requiring any stockholder action with respect thereto. The Plan shall continue in full force and effect until (i) terminated by resolution of the Board or (ii) both (A) all Options granted under the Plan have been exercised in full and (B) no Authorized Shares remain available for the granting of additional Options. The termination of the Plan shall not affect Options already granted, which Options shall remain in full force and effect in accordance with their respective terms as if this Plan had not been terminated.

         19. AMENDMENT OF PLAN AND OUTSTANDING OPTIONS. The Board may, in its sole discretion, amend the Plan from time to time, provided that any amendment which Rule 16b-3 or any other Securities Law Requirement requires be approved by the stockholders of the Company shall be made only with the approval of such stockholders. Amendments to the Plan shall apply prospectively to all Options then outstanding under the Plan, except in the case of any amendment which is adverse to an Optionee or Successor, in which case the amendment shall apply with respect to the outstanding Options held by the adversely affected Optionee or Successor only upon the consent of such Optionee or Successor to such amendment. In exercising its authority under Section 4(b)(v) to amend outstanding Options, the Committee likewise may make an amendment which adversely affects the Optionee or Successor entitled to exercise the Option only upon


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


the consent of such Optionee or Successor to such amendment. Notwithstanding the provisions of this Section 19, the consent of the Optionee or Successor shall not be required with respect to an amendment to the Plan or to any outstanding Option which is made in order to comply with Securities Law Requirements or which causes a Tax Qualified Option no longer to qualify as such.

          20.  GENERAL PROVISIONS.

               a. Grants to Foreign Employees. Notwithstanding any other provision of this Plan to the contrary but subject to applicable Securities Law Requirements and tax laws, to the extent deemed necessary or appropriate by the Committee in its sole discretion in order to further the purposes of the Plan with respect to Employees who are foreign nationals and/or employed outside the United States of America, an Option granted to any such Employee may be on terms and conditions different from those specified in this Plan in recognition of the differences in the laws, tax policies and customs applicable to such an Employee, without the necessity of the Plan being amended to provide for such different terms and conditions.

               b. Nature of Benefits. Benefits realized by an Optionee under this Plan or any Option granted hereunder shall not be deemed a part of such Optionee's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided to such Optionee by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines in its sole discretion that an Option or portion thereof should be so included in order accurately to reflect competitive compensation practices or to recognize that an Option has been granted in lieu of a portion of competitive annual cash compensation.

               (c) Determination of Deadlines. If any day on or before which action under this Plan or any Option granted hereunder must be taken falls on a Saturday, Sunday or Company-recognized holiday, such action may be taken on the next succeeding day which is not a Saturday, Sunday or Company-recognized holiday; provided, however, that the provisions of this Paragraph (c) shall not apply to, and shall not extend the time for exercise of, any Option which is terminated for Misconduct pursuant to Section 10(b) or for Prohibited Conduct pursuant to Section 16(a).

               (d) Governing Law. To the extent that federal laws (such as the Act or the Code) or the Delaware General Corporation Law do not otherwise control, this Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Ohio and construed accordingly.


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


               (e) Gender and Number. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

               (f) Captions. The captions contained in this Plan are for convenience of reference only and do not affect the meaning of any term or provision hereof.


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